Exhibit 10.77

Execution Version

2,125,000 Common Shares

TEKMIRA PHARMACEUTICALS CORPORATION

(incorporated under the Business Corporations Act (British Columbia))

UNDERWRITING   AGREEMENT

March 12, 2014

LEERINK PARTNERS LLC
201 Spear Street, Suite 1620
San Francisco, California 94105

Ladies and Gentlemen:

Tekmira Pharmaceuticals Corporation, a company incorporated under the Business Corporations Act (British Columbia) (the "Company'), proposes to sell to Leerink Partners LLC (the 1'Underwriter"), an aggregate of 2,125,000 common shares (the "FirmShares") of the Company (the "Common Shares"). The Company has also granted to the Underwriter an option to purchase up to an aggregate of 318,750 additional Common Shares, on the terms a11d for the purposes set forth in Section 3 hereof (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement are herein collectively called the "Securities."

The Company hereby confirms its agreement with respect to the sale of the Securities to the Underwriter.

l. Registration Statement and Prospectus. The Company has prepared and filed with the securities regulatory authorities (the "Qualifying Authorities ") in each of the provinces of Canada other than the Province of Quebec (the "Canadian Jurisdictions")  a preliminary short form base shelf prospectus dated February 21, 2014 (the "Canadian Preliminary Base Prospectus "), and the Canadian Base Prospectus (as defined below), in respect of an aggregate of up to US$1 50,000,000 in certain securities of the Company, including Common Shares (collectively, the "Shelf Securities"). The Company has selected the British Columbia Securities Commission (the "Reviewing Authority ") as its principal regulator under the passport system  procedures  provided  for  under  Multilateral Instrument 11-102 - Passport System and National Policy 11-202 - Process for Prospectus Reviews in Multiple Jurisdictions (collectively, the "Passport System") in respect of the offering of the Shelf Securities. The Reviewing Authority has issued a receipt, which is deemed to also be a receipt of the other Canadian Securities Commissions and evidence of the receipt of the Ontario Securities Commission pursuant to the Passport System (a "Passport Decision Document' ), for each of the Canadian Preliminary Base Prospectus and the Canadian Base Prospectus. The term "Canadian Base Prospectus " means the final short form base shelf prospectus dated February 28, 2014 relating to the Shelf Securities, including any documents incorporated by reference therein and the documents otherwise deemed to be incorporated by reference therein pursuant to Canadian Securities Laws (as defined below), at the time the Reviewing Authority issued a Passport Decision Document with respect thereto in accordance with Canadian Securities Laws, including National Instrument 44-10 I - Short Form Prospectus Distributions and National Instrument 44-102 - Shelf Distributions (together, the ''Canadian Shelf Procedures"). The Company has also prepared and filed with the Qualifying Authorities in accordance with the Canadian Shelf Procedures a preliminary prospectus supplement dated March 10, 2014 relating to the Securities, which excluded certain information (together with the Canadian Base Prospectus, and including any documents incorporated therein by reference and the documents otherwise deemed to be incorporated by reference therein pursuant to Canadian Securities Laws, the "Canadian Preliminary Prospectus ").

The Company has also prepared and filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 (File No. 333-194068) covering the registration of the Shelf Securities under the United States Securities Act of 1933, as amended (the "Securities Act" or "Act' ) and the rules and regulations (the "Rules and Regulations ") of the Commission thereunder, and such amendments to such registration statement as may have been permitted or required to the date of this Agreement. Such registration statement, including the Canadian Base Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the Rules and Regulations) and including exhibits to such registration statement has become effective in such form pursuant to Rule 467(b) under the Securities Act. Such registration statement, at any given time, including amendments thereto to such time, the exhibits and any schedules thereto at such time and the documents incorporated by reference therein pursuant to Item 4 of Form F-10 under the Securities Act at such time, is herein called the "Registration Statement." The Registration Statement at the time it originally became effective is herein called the "Original Registration Statement." Any registration statement filed by the Company pursuant to General Instruction Il.E of Form F-10 under the Securities Act is called the "Upsizing Registration Statement' and, from and after the date and time of filing of the Upsizing Registration Statement, the term "Registration Statement' shall include the Upsizing Registration Statement. The prospectus in the form in which it appeared in the Original Registration Statement is herein called the "U.S. Base Prospectus." The preliminary prospectus supplement dated March 10, 2014 relating to the offering of the Securities, including all documents incorporated therein by reference, filed with the Commission pursuant to General Instruction 11.L of Form F-10 under the Securities Act, together with the U.S. Base Prospectus, is hereinafter called a "U.S. Preliminary Prospectus."

In addition, the Company (i) shall prepare and file with the Reviewing Authority in accordance with Section 4(a) hereof a final prospectus supplement (the "Canadian Final Prospectus Supplement ') to the Canadian Base Prospectus relating to the Securities, which includes the information omitted from the Canadian Preliminary Prospectus and otherwise supersedes the Canadian Preliminary Prospectus in its entirety (together with the Canadian Base Prospectus, and including any documents incorporated therein by reference and the documents otherwise deemed to be a part thereof or included therein pursuant to Canadian Securities Laws, the "Canadian Final Prospectus "), and (ii) shall prepare and file with the Commission pursuant  to General Instruction II.L of Form F -10 and in accordance with Section 4(a) hereof a final prospectus supplement (the "U.S. Final Prospectus Supplement'') to the U.S. Base Prospectus relating to the offering of the Securities (including all documents incorporated therein by reference, together with the U.S. Base Prospectus, the "U.S. Final Prospectus "). The U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus are referred to herein as the "Preliminary Prospectuses," and the U.S. Final Prospectus and the Canadian Final Prospectus are referred to herein as the "Final Prospectuses." Any amendment to the Canadian Final Prospectus, any amended or supplemental prospectus, any management information circular, financial statement, management's discussion and analysis, annual information form, business acquisition report or material change report that may be filed by or on behalf of the Company under the securities laws of the Canadian Jurisdictions prior to the expiry of the period of distribution of the Securities, where such document is deemed to be incorporated by reference into the Canadian Final Prospectus, is referred to herein collectively as the "Supplementary Material." Any reference herein to any "amendment" or "supplement" to the U.S. Preliminary Prospectus or the U.S. Final Prospectus shall be deemed to refer to and include (i) the filing of any document with the Reviewing Authority or the Commission after the date of the U.S. Preliminary Prospectus or the U.S. Final Prospectus, as the case may be, and prior to the First Closing Date or the Second Closing Date, as applicable, which is incorporated therein by reference or is otherwise deemed to be a part thereof or included therein by the Rules and Regulations and (ii) any such document so filed prior to the First Closing Date or the Second Closing Date, as applicable.

The Underwriter shall offer the Securities for sale to the public directly and through other investment dealers and brokers in the United States of America (the "United States") only as permitted by applicable law and upon the terms and conditions set forth in the Final Prospectuses and this Agreement. It is acknowledged and agreed that the Canadian Final Prospectus Supplement shall not contemplate making sales of any Securities to purchasers in Canada and, accordingly, shall not contain any underwriter's certificate. It is further acknowledged that neither the Company nor the Underwriter will market the Securities or provide marketing materials to any prospective purchasers in Canada. The Underwriter agrees that it will not, directly or indirectly, distribute the Registration Statement, the Preliminary Prospectuses or the Final Prospectuses or publish any prospectus, circular, advertisement or other offering material in any jurisdiction other than such states of the United States in which the Securities are duly qualified under U.S. federal and applicable U.S. state securities laws, in such manner as to require registration of the Securities or the filing of a prospectus or any similar document with respect to the Securities by the Company therein or subject the Company to ongoing periodic reporting obligations in such jurisdiction pursuant to the securities laws of such jurisdiction.

The Company has also prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X'' ).

For purposes of this Agreement, all references to the Registration Statement, any Upsizing Registration Statement, the U.S. Base Prospectus or the U.S. Preliminary Prospectus, any Issuer Free Writing Prospectus (as defined below) or the U.S; Final Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). For purposes of this Agreement, all references to the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus, the Canadian Preliminary Prospectus or the Canadian Final Prospectus, or any amendment or supplement to any of the foregoing (including any Supplementary Material), shall include the copy filed with the Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval ("SEDAR").

All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any Upsizing Registration Statement, the U.S. Base Prospectus, the U.S. Preliminary Prospectus or the U.S. Final Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, any Upsizing Registration Statement1 the U.S. Base Prospectus, the U.S. Preliminary Prospectus or the U.S. Final Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the U.S. Base Prospectus, the U.S. Preliminary Prospectus or the U.S. Final Prospectus shall be deemed to mean and include the filing of any document under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act '), which is incorporated by reference in or otherwise deemed by Rules and Regulations to be a part of or included in the Registration Statement, the U.S. Base Prospectus, the U.S. Preliminary Prospectus or the U.S. Final Prospectus, as the case may be. All references in this Agreement to financial statements and other information which is "contained," "included" or "stated" in the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus, the Canadian Preliminary Prospectus or the Canadian Final Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and other information which is incorporated by reference in or otherwise deemed by Canadian Securities Laws to be a part of or included in the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus, the Canadian Preliminary Prospectus or the Canadian Final Prospectus, as the case may be.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter as follows:

(a) The Company is a reporting issuer (or equivalent thereof) in each Canadian Jurisdiction, is not in default under the securities laws of any Canadian Jurisdiction, and is in compliance in all material respects with its timely disclosure obligations under the Exchange Act, the Canadian Securities Laws and the requirements of the Toronto Stock Exchange (the "TSX') and the Nasdaq Global Market ("NASDAQ"). The Company meets the general eligibility requirements for use of the Canadian Shelf Procedures and for the use of a short form base shelf prospectus with respect to a distribution of securities. The Company meets the general eligibility requirements for use of Form F-10 under the Securities Act. The Reviewing Authority has issued a Passport Decision Document on behalf of itself and the other Qualifying Authorities for each of the Canadian Preliminary Base Prospectus and the Canadian Base Prospectus; subsequent to the issuance of the Passport Decision Document for the Canadian Base Prospectus, no other document with respect to the Canadian Base Prospectus has heretofore been filed or transmitted for filing with the Qualifying Authorities, except for any document filed with the Qualifying Authorities subsequent to the date of such Passport Decision Document in the form heretofore delivered to the Underwriter.

(b) The Statutory Prospectus (as defined below) at the Time of Sale (as defined below) complies with the requirements of the Securities Act and the Rules and Regulations in all material respects and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Original Registration Statement initially became effective under the Securities Act on February 28, 2014 and any Upsizing Registration Statement has become effective or will become effective upon filing with the Commission. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. No order, ruling or determination having the effect of suspending the sale or ceasing the trading of any securities of the Company (including the Securities) has been issued or made by any Qualifying Authority, any other securities commission, stock exchange or other regulatory authority and no proceedings for that purpose have been instituted or are pending or, to the Company's knowledge, are contemplated by any such authority. Any request on the part of the Commission, any Qualifying Authority or any other securities commission, stock exchange or other regulatory authority for additional information in connection with the offering contemplated hereby has been complied with.

(d) Each part of the Registration Statement, any Upsizing Registration Statement and any post-effective amendment thereto, at the time such part became effective, at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the First Closing Date and the Second Closing Date (as defined below), as the case may be, and the U.S. Final Prospectus (or any amendment or supplement to the U.S. Final Prospectus), at the time it is first filed in accordance with General Instruction ILL of Form F-10 or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until expiration of the Prospectus Delivery Period, and at the First Closing Date and the Second Closing Date, as the case may be, complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material  fact required  to be stated therein  or necessary  to make the statements therein  not misleading. The representations and warranties set forth in the immediately preceding sentence does not apply to statements in or omissions from the Registration Statement, any Upsizing Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by the Underwriter specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 6(1).

At the time of filing thereof with the applicable Qualifying Authorities and at the First Closing Date and the Second Closing Date: (A) the Canadian Preliminary Prospectus and the Canadian Final Prospectus (and any further amendments or supplements thereto, including any Supplementary Material) complied and will comply in all material respects with the securities laws applicable in the Canadian Jurisdictions and the respective instruments, rules and regulations made and forms prescribed under such laws together with applicable published policy statements (including, without limitation, the Canadian Shelf Procedures) and applicable notices of the Qualifying Authorities made in connection with the transactions contemplated by this Agreement (collectively, the "Canadian Securities Laws"); and (B) the Canadian Preliminary Prospectus and the Canadian Final Prospectus (and any further amendments or supplements thereto, including any Supplementary Material) constituted and will constitute full, true and plain disclosure of all material facts relating to the Securities and the Company and its Subsidiaries, taken as a whole, and did not and will not contain a misrepresentation, as defined under Canadian Securities Laws, and did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The U.S. Preliminary Prospectus conformed and will conform to the Canadian Preliminary Prospectus and the U.S. Final Prospectus conformed and will conform to the Canadian Final Prospectus, in each case except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission.

(e) Neither (A) any Issuer General Free Writing Prospectus( es) issued at or prior to the Time of Sale and set forth on Schedule I, the information set forth on Schedule I and the Statutory Prospectus at the Time of Sale, all considered together (collectively, the "Time of Sale Disclosure Package"), nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package,  includes or included as of the Time of Sale any untrue statement of a material fact or omit or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 6(t). As used in this paragraph and elsewhere in this Agreement:

(i) "Time of Sale" means 9:45 p.m. (New York time) on the date of this Agreement, or such other time as agreed to by the Company and the Underwriter.

(ii) "Statutory Prospectus" means the Base Prospectus, as amended and supplemented immediately prior to the Time of Sale, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof. For purposes of this definition, information contained in a form of prospectus filed in accordance with General Instruction 11.L of Form F-10 shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission under the Securities Act.

(iii) "Issuer Free Writing Prospectus" means any "issuer free writing prospectus,'' as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms, or is a "bona fide electronic roadshow," as defined in Rule 433 of the Rules and Regulations, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Securities Act.

(iv) "Issuer General Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II hereto.

(v) "Issuer Limited-Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(t) (A) Each Issuer Free Writing Prospectus, as of  its  issue  date  and  at  all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Underwriter as described in Section 4(c)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished in writing to the Company by the Underwriter specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 6(f).

(B)(1) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (2) at the date hereof, the Company was not and is not an "ineligible issuer,'' as defined in Rule 405 under the Securities Act, in the preceding three years not having been convicted of a felony or misdemeanor  or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an "excluded issuer" as defined in Rule 164 under the Securities Act.

(C) Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

(g) The U.S. Preliminary Prospectus and the U.S. Final Prospectus delivered or to be delivered to the Underwriter for use in connection with this offering was or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Canadian Preliminary Prospectus and the Canadian Final Prospectus delivered or to be delivered to the Underwriters for use in connection with this offering was or will be identical to the electronically transmitted copies thereof filed with the applicable Qualifying Authorities pursuant to SEDAR.

(h) The financial statements of the Company, together with the related notes, set forth or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles used in the United States of America ("U.S. GAAP'), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, if any, the Time of Sale Disclosure Package and the Final Prospectuses have been derived from the accounting records of the Company and present fairly the information required to be stated therein. No other schedules or financial statements are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectuses. To the Company's knowledge, KPMG LLP, which has expressed its opinion with respect to the financial statements filed as a part of the Registration Statement and included in the  Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, are independent public accountants as required by the Securities Act, the Ru les and Regulations and Canadian Securities Laws, are in good standing with the Canadian Public Accountability Board and are independent with respect to the Company within the meaning of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") for the periods required under General Instruction III.B. of Form F-10, and are also independent with respect to the Company as required by the Business Corporations Act (British Columbia), applicable Canadian Securities Laws and applicable Canadian professional standards. There has not been a "reportable event" (within the meaning of Section 4.11 of National Instrument 51-102 - Continuous Disclosure Obligations) between KPMG LLP and the Company. Except as described in the Time of Sale Disclosure Package and the Final Prospectuses, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company's knowledge, future effect on the Company's financial condition, changes in financial condition or results of operations. All non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses complies in all material respects with the requirements of Regulation G under the Securities Act and the published policies of the Canadian securities regulatory authorities regarding the use of non-GAAP financial information.

(i) The Company has been duly incorporated and is validly existing as a company in good standing under the Business Corporations Act (British Columbia). The Company has full corporate power and authority to own its properties and conduct its business as currently being conducted and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the failure to so qualify might result in a material adverse change in the general affairs, condition (financial or otherwise), business, prospects, property, operations or results of operations of the Company ("Material Adverse Change").

(j) Protiva Biotherapeutics Inc. and Protiva Biotherapeutics (USA), Inc. are wholly- owned subsidiaries of the Company and Protiva Agricultural Development Company Inc. is a wholly owned subsidiary of Protiva Agricultural Development Company Inc. (collectively, the "Subsidiaries'), have been duly incorporated and are validly existing as a corporations in good standing under the laws of their jurisdictions of incorporation, have the corporate power and authority to own, lease and operate their properties and to conduct their business as described in the Time of Sale Disclosure Package and the Final Prospectuses and are duly qualified to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership ot leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding shares in the capital of each Subsidiary have been duly authorized and validly issued and are fully paid and non assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for any security interests, mortgages, pledges,  liens, encumbrances,  claims or equities that are described  in the Time of Sale Disclosure  Package and the Final Prospectuses;  none of the outstanding shares in the capital of the

Subsidiaries was issued in violation of preemptive or other similar rights of any shareholder of such Subsidiaries. Other than  Protiva Biotherapeutics Inc. and Protiva Biotherapeutics (USA), Inc., the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(k) Except as contemplated in the Time of Sale Disclosure Package and the Final Prospectuses, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and (b) there has not been any change in the capital stock (other than a change in the number of outstanding Common Shares due to the issuance of equity compensation awards under the Company's equity compensation plans or shares upon the exercise of outstanding options or warrants), or any material change in the short term or long term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company (other than issuances of equity compensation awards under the Company's equity compensation plans), or any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change.

(l) Except as set forth in the Time of Sale Disclosure Package and the Final Prospectuses, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Change. There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be described in the Registration Statement, the Time of Sale Disclosure,. Package and the Final Prospectuses that have not been so described.

(m)           There are no material  statutes, regulations,  contracts  or documents that are required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

(n) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal, state or provincial securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or such Subsidiaries is a party or by which the Company or such Subsidiaries is bound or to which any of the property or assets of the Company or the Subsidiaries is subject, (B) result in any violation of the provisions of the charter, articles of incorporation or bylaws of the Company or the Subsidiaries or (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental agency or regulatory authority, except, in the case of clause (A), any lien, charge, encumbrance, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and except in the case of (C) above, could not, individually or in the aggregate, reasonably  be expected to result in a Material  Adverse Change.   No consent, approval,

authorization or order of, or filing with, any court or governmental agency or body is . required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Securities Act, the rules of the Financial Industry Regulatory Authority ("FINRA"), the NASDAQ, the TSX or state or provincial securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(o) All of the issued and outstanding shares in the capital of the Company, including the outstanding Common Shares, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all Canadian and, to the extent applicable, U.S. securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable; and the authorized share capital of the Company, including the Common Shares, conforms to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses. Except as otherwise described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Common Shares pursuant to the Company's charter, by laws or any agreement or other instrument to which the Company is a party or by which the Company is bound, other than options to purchase Common Shares under the Company's existing stock option plans. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Final Prospectuses, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Shares or other securities of the Company that have not been fully complied with or previously waived. Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares in the capital of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Time of Sale Disclosure Package and the Final Prospectuses accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. Except as set forth in the Time of Sale Disclosure Package, the Company is not a participant in any joint venture, partnership or similar arrangement.

(p) The Company holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company has not received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company is in compliance in all material respects with all applicable U.S. and Canadian federal, provincial, state, local and foreign laws, regulations, orders and decrees.

(q) The Company has good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances  or defects except as described in the Registration Statement, the Time of Sale    Disclosure Package and the Final Prospectuses, and except those that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The property held under lease by the Company is held by it under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company.

(r) The Company owns, possesses, or can acquire on reasonable terms, all Intellectual Property (as defined below) necessary for the conduct of its business as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses to be conducted. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except for such infringements, misappropriations or violations that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company, and to the knowledge of the Company, the Intellectual Property licensed to the Company, have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, and the Company has not received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the knowledge of the Company, no employee of the Company is in or has ever been in violation  of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee's employment with the Company or actions undertaken by the employee while employed with the Company, except for such violations that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. "Intellectual Property" shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and other intellectual property.

(s)  The Company is not (A) in violation of its articles of incorporation or by laws; (B) in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance or observance of any term, covenant, obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement, mortgage, deed of trust or any other contract, lease or other instrument to which it is subject or by which it may be bound, or to which any of the material property or assets of the Company is subject; or (C) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of (B) and (C) above, as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(t) The Company has timely filed all United States federal, Canadian federal, state, provincial, local and foreign income and franchise tax returns required to be filed and is not in default in the payment of any material taxes which was payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company's financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses.

(u) The Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity, other than the Subsidiaries and other than as disclosed in the Time of Sale Disclosure Package.

(v) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Time of Sale Disclosure Package or the Final Prospectuses or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Securities that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 4(p) of this Agreement.

(w) The Common Shares of the Company are registered pursuant to Section 12(b) of the Exchange Act, are listed on the NASDAQ under the ticker symbol "TKMR," and are listed on the TSX under the symbol "TKM". The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NASDAQ or the TSX nor has the Company received any written notice that it is not in compliance with the listing or maintenance requirements of the NASDAQ or the TSX. The Company believes that it is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. Except as described in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectuses, there are no affiliations among the Company's directors and officers and members of the FINRA other than as disclosed to the FIN RA. A Registration Statement relating to the Common Shares on Form 8-A or other applicable form under the Exchange Act has become effective.

(x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions  are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any "significant deficiencies" or "material weaknesses" (each as defined by the rules adopted by the Commission) in its internal control over financial reporting, or any fraud that involves management or other employees of the Company who have a significant role in the Company's internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company's internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting. The Company's board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules ("Exchange Rules"), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable independence and other requirements of the Exchange Rules and Canadian Securities Laws, and the Company's board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules and Canadian Securities Laws.

(y) The Company and its Subsidiaries maintain disclosure controls and procedures as required by Rule l 3a- l 5 or Rule l 5d-15 under the Exchange Act and as contemplated by the certifications required under Form 52-109F 1 and Form 52-109F2 under Multilateral Instrument 52-109 - Certification of Disclosures in Issuer's Annual and Interim Filings; such controls and procedures are effective to ensure that all material information concerning the Company and any of its Subsidiaries is made known, on a timely basis, to the individuals responsible for the preparation of the Company's filings with the Commission and the Qualifying Authorities. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Final Prospectuses. Neither the Company's board of directors nor the audit committee has been informed, nor is any director of the Company or the Company aware, of (A) any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weakness in the Company's internal controls; or (B) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company's internal controls.

(z) No material relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses which is not so described. The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(aa) Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, the Company: (A) is and at all times has been in compliance with all applicable U.S., Canadian and foreign statutes, rules, regulations, or guidances applicable to Company and  the  ownership,  testing,  development,  manufacture,  packaging,  processing,  use,  distribution, ii marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company, except where such noncompliance could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change ("Applicable Laws"); (B) has not received any warning letter, untitled letter or other correspondence or written notice from the U.S. Food and Drug Administration or any other U.S. or Canadian federal, state, provincial or foreign governmental authority having authority over the Company ("Governmental Authority") alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws ("Authorizations"); (C) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and have no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding;  (E) has not received  written notice that any Governmental Authority has taken, is taking or intends  to take action to limit, suspend, modify or revoke any Authorizations and the Company has no knowledge that any such Governmental Authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

(bb)  The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company were and, if still pending, are, being conducted in accordance with experimental protocols,

procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations; the descriptions of the results of such studies, tests and trials contained in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses are accurate and complete and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, the Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question the study, .test, or trial results described or referred to in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any current or active studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

(cc) The Company (A) is in compliance with any and all applicable United States and Canadian federal, state, provincial, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (B) has received and are in material compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct .its business; and (C) has not received notice of any actual or potential liability for the investigation or remediation of any disposal  or release of hazardous  or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, result in a Material Adverse Change.

(dd) The documents filed as exhibits to the Registration Statement or otherwise incorporated by reference in the Time of Sale Disclosure Package and in the Final Prospectuses, when they became effective or were filed with the Commission or the applicable Qualifying Authorities, as the case may be, conformed in all material respects to all applicable requirements of the Securities Act or the Exchange Act and all applicable requirements of Canadian Securities Laws, as the case may be, and were filed on a timely basis with the Commission and with the applicable Qualifying Authorities, as the case may be, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Time of Sale Disclosure Package or in the Final Prospectuses, when such documents are filed with the Commission or the applicable Qualifying Authorities, as the case may be, will confirm in all material respects to all applicable requirements of the Securities Act or the Exchange Act and all applicable requirements of Canadian Securities Laws, as the case may be, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each document filed or to be filed with the applicable Qualifying Authorities and incorporated or deemed to be incorporated by reference in the Canadian Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus complied or will comply when so filed and at the First Closing Date and the Second Closing Date, as the case may be, in all material respects with Canadian Securities Laws, and did not or will not contain a misrepresentation as defined under Canadian Securities Laws, and none of such documents contained or will contain at the time of its filing and at the First Closing Date and the Second Closing Date, as the case may be, any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. The Company has not filed any confidential material change reports which remain confidential as at the date hereof.

(ee) The Company (A) is in compliance, in all material respects, with any and all applicable United States and Canadian federal, state, provincial, local and foreign laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act, if applicable) relating to the protection of human health and safety in the workplace ("Occupational Laws"); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company's knowledge, threatened against the Company relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings. Each employee benefit plan, within  the  meaning  of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company, or any of its affiliates for employees or former employees of the Company and has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, BRISA and the Internal Revenue Code of 1986, as amended (the "Code"). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(ff) Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, the Company has not granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(gg)    Nothing has come to the attention of the Company that has caused the. Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses is not based on or derived from sources that are reliable and accurate in all material respects.

(hh) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(ii) To the knowledge of the Company, none of the directors or executive officers of the Company are now, or have ever been, subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, or have entered into a settlement agreement with a securities regulatory authority. Neither the Commission, the Reviewing Authority, any other securities regulatory authority, any stock exchange nor any similar regulatory authority has issued any order which is currently outstanding preventing or suspending trading in any securities of the Company or the use of the Final Prospectuses and no proceedings for such purposes have been instituted or are pending or, to the knowledge of the Company, are contemplated.

(jj) The Company is not presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

(kk) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; and the Company has not (A) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (B) reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business. All such insurance is outstanding and duly in force on the date hereof.

(ll)   No labor problem or dispute with the employees of the Company exists nor, to the best knowledge of the Company, is threatened or imminent except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(mm) Neither the Company, nor, to the best knowledge of the Company, any director, officer, agent, employee, consultant or other person associated with or acting on behalf of the Company has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Canadian Corruption of Foreign Public Officials Act or the U.S. Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(nn) )'he Company is not and, after giving effect to the offering, the sale of the Securities and the intended use of proceeds of the offering, will not be registered or required to register as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

(oo) Except as described in the Final Prospectuses or otherwise obtained by the Company, no approval of the shareholders of the Company is required for the Company to issue and deliver to the Underwriter the Securities, including such as may be required pursuant to the rules and regulations of any trading market.

(pp) The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder,

(qq) The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's articles of incorporation or by-laws, the Business Corporations Act (British Columbia) or other applicable Canadian laws that is or could reasonably be expected to become applicable to the Underwriter as a result of the Underwriter and the Company fulfilling their obligations or exercising their rights under the Agreement, including, without limitation, the Company's issuance of the Securities and the Underwriter's ownership of the Securities.

(rr) The Company satisfies the eligibility requirements for the use of a registration statement on Form F-10 set forth in Securities Act Release No. 6902 (June 21, 1991).

3.	Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm

Shares to the Underwriter, and the Underwriter agrees to purchase from the Company the Firm Shares. The purchase price for each Firm Share shall be US$26, 79 per share.

The Finn Shares will be delivered by the Company to the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York, or such other location as may be mutually acceptable, at 10:00 a.m. Eastern time on the third (or if the Firm Shares are priced, as contemplated by Rule 15c6-l(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as the Underwriter and the Company determine pursuant to Rule 15c6-l(a) under the Exchange Act, such time and date of delivery being herein referred to as the "First Closing Date." If the Underwriter so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Underwriter, or through CDS Clearing and Depository Services Inc.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriter an option to purchase all or any portion of the Option Shares to be sold by the Company hereunder, at the same purchase price as the Firm Shares, for use in covering any over-allotments made by the Underwriter in the sale and distribution of the Firm Shares and for market stabilization purposes. The option granted hereunder may be exercised in whole or in part at any time and from time to time within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Underwriter to the Company setting forth the aggregate number of Option Shares as to which the Underwriter is exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by the Underwriter, when the Option Shares are to be delivered, such time and date being herein referred to as the ''Second Closing" and "Second Closing Date'', respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by the Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the Underwriter as the number of Firm Shares to be purchased by the Underwriter is of the total number of Firm Shares to be purchased by the Underwriter, as adjusted by the Underwriter in such manner as the Underwriter deems advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Company to the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York, or such other location as may be mutually acceptable, at 9:00 a.m. Eastern time, on the Second Closing Date. If the Underwriter so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Underwriter, or through CDS Clearing and Depository Services Inc.

(c) The Underwriter shall be permitted to appoint additional investment dealers or brokers (each, a "Selling Firm") as its agents in the offering of the Securities and the Underwriter may determine the remuneration  payable to such Selling Firm. The Underwriter may offer the Securities, directly and through Selling Finns or any affiliate of the Underwriter, in the United States for sale to the public or to purchasers otherwise permitted to purchase the Securities in accordance with the Securities Act, the Rules and Regulations and the Canadian Securities Laws and upon the terms and conditions set forth in the Final Prospectuses and in this Agreement. The Underwriter shall require any Selling Firm appointed by the Underwriter to agree to the foregoing and the Underwriter shall be severally responsible for the compliance by such Selling Firm with the provisions of this Agreement. The Underwriter shall promptly notify the Company when, in its opinion, the distribution of the Securities has ceased.

4.	Covenants. The Company covenants and agrees with the Underwriter as follows:

(a) During the period beginning on the date hereof and ending on the later of the Second Closing Date and such date, as in the opinion of counsel for the Underwriter, the U.S. Final Prospectus is no longer required by law to be delivered (assuming the absence of Rule 172 under the Securities Act), in connection with sales by the Underwriter (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement, including any Upsizing Registration Statement, the Time of Sale Disclosure Package or the U.S. Final Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriter or counsel to the Underwriter reasonably object. Subject to this Section 4(a), immediately following execution of this Agreement, the Company will prepare the Canadian Final Prospectus Supplement in accordance with the Canadian Shelf Procedures and the U.S. Final Prospectus Supplement, consisting of the Canadian Final Prospectus Supplement with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission, in each case in a form reasonably approved by the Underwriter, and will file (i) the Canadian Final Prospectus Supplement with the Reviewing Authority pursuant to the Canadian Shelf Procedures on March 13, 2014, and (ii) the U.S. Final Prospectus Supplement with the Commission pursuant to General Instruction TI.L of Form F-10 as soon as possible and in any event within one business day of the filing of the Canadian Final Prospectus Supplement with the Reviewing Authority.

(b) The Company will advise the Underwriter, promptly after it shall receive written notice of the issuance by the Commission or any of the Qualifying Authorities of any stop order or cease trade order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto, or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectuses or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or cease trade order or to obtain its withdrawal if such a stop order or cease trade order should be issued. Additionally, the Company will notify the Underwriter promptly, and confirm the notice as applicable, (1) when the Canadian Final Prospectus Supplement shall have been filed with the Reviewing Authority pursuant to the Canadian Shelf Procedures, (2) when the U.S. Final Prospectus Supplement shall have been filed with the Commission pursuant to General Instruction 11.L of Form F-10, (3) prior to the termination of the offering of the Securities, of any request by the Qualifying Authorities to amend or supplement, as applicable, the Canadian Base Prospectus, the Canadian Final Prospectus or any document incorporated by reference therein or for additional information or of any request by the Commission to amend the Registration Statement or to amend or supplement, as applicable, the U.S. Base Prospectus, the U.S. Final Prospectus or any document incorporated by reference therein or for additional information, (4) of the time when, prior to the termination of the offering of the Securities, any amendment or supplement, as applicable, to the Canadian Base Prospectus or any document incorporated by reference therein has been filed with or receipted by the Reviewing Authority, or of the filing with, or mailing or the delivery to, the Commission for filing of any amendment of the Registration Statement or supplement to the U.S. Base Prospectus.

(c) (A) During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, by the Exchange Act and by Canadian Securities Laws  so  far  as  necessary  to  permit  the  continuance  of  sales  of  or  dealings  in  the  Securities  as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Final Prospectuses. If during such period any event shall occur or condition shall exist as a result of which the Final Prospectuses (or if the Final Prospectuses are not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectuses (or, if the Final Prospectuses are not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act or under Canadian Securities Laws any document which would be deemed to be incorporated by reference in the Final Prospectuses in order to comply with the Securities Act, the Exchange Act or Canadian Securities Laws, the Company will promptly notify the Underwriter and will amend the Registration Statement or supplement the Final Prospectuses (or, if the Final Prospectuses are not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B) If, at any time following issuance of an Issuer Free Writing Prospectus, there occurred. or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Final Prospectuses relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Underwriter and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(d) The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of the applicable Canadian Jurisdictions and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in arty state.

(e) The Company will furnish or make available to the Underwriter, at the Company's expense, copies of the Registration Statement (which will include a manually signed copy of the Registration Statement and all consents and exhibits filed therewith upon reasonable request), and to the Underwriter and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectuses, the Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriter may from time to time reasonably request. Notwithstanding the foregoing, the Company shall forthwith cause to be delivered to the Underwriter in such cities in the United States as they may reasonably request, without charge, such numbers of commercial copies of the U.S. Final Prospectuses, excluding any documents incorporated by reference, as the Underwriter shall reasonably require, which deliveries shall be effected as soon as possible and, in any event, in New York not later than 12:00 p.m. local time on March 14, 2014, and in all other cities by 12:00 noon local time on the next business day, provided that the Underwriter has given the Company written instructions as to the number of copies required and the places to which such copies are to be delivered not less than 24 hours prior to the time requested for delivery. Such delivery shall also confirm that the Corporation consents to the use by the Underwriter and any dealer of the U.S. Final Prospectus in connection with the offering of the Securities in compliance with the provisions of this Agreement.

(f) The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section l l (a) of the Securities Act and Rule 158 of the Rules and Regulations.

(g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the  provisions  of Section 8(a) hereof or is otherwise terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriter of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectuses, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all reasonable and documented filing fees and reasonable fees and disbursements of the Underwriter's counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriter or by dealers under the securities or blue sky laws of the states and other jurisdictions which the Underwriter shall designate, (D) the fees and expenses of any transfer agent or registrar, (E) the reasonable and documented filing fees and fees and disbursements of Underwriter's counsel incident to any required review and approval by FINRA of the terms of the sale of the Securities, (F) listing fees, if any, (G) the costs and expenses of the Company relating to investor presentations or any "roadshow" undertaken in connection with the marketing of the Securities, and (H) all other costs and expenses of the Company incident to the performance  of its obligations hereunder that are not otherwise specifically provided for herein. Except as provided in this Section 4(g), the Underwriter shall pay its own expenses, including the fees and disbursements of its counsel. If this Agreement  is terminated  pursuant  to Section S(a) hereof or .if the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9 hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriter for all reasonable and documented out-of-pocket disbursements (including reasonable fees and disbursements of counsel, printing expenses, travel  expenses, postage, facsimile and telephone charges) incurred by the Underwriter in connection with its investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to the Underwriter for loss of any anticipated profits from the transactions contemplated by this Agreement.

(h) The Company intends to apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Final Prospectuses.

(i) The Company will not, without the prior written consent of the Underwriter, from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Final Prospectuses (the "Lock-Up Period'), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (A) or (8) above is to be settled by delivery of Common  Shares or such other securities, in cash or otherwise, except for (A) sales of the Securities to the Underwriter pursuant to this Agreement, (B) grants of options or the issuance of Common Shares by the Company pursuant to equity incentive plans described in the Time of Sale Disclosure Package, or (C) issuance of shares upon exercise or conversion  of securities outstanding as of the date hereof. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. If (I)  ) during the last 17 days of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by the Underwriter in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act, and the Company's securities are actively traded as defined in Rule 101(c)(l ) of Regulation M of the Exchange Act. The Company will provide the Underwriter and each person subject to the Lock-Up Agreement (as defined below) with prior notice of any such announcement that gives rise to the extension of the Lock-Up Period.

(j) The Company has caused to be delivered to the Underwriter prior to the date of this Agreement a letter, in the form of Exhibit A hereto (the "Lock-Up Agreement' ), from each of the Company's directors  and officers identified on Schedule III. If requested by the Underwriter, the Company will issue stop-transfer instructions to the transfer agent for the Common Shares with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(k) Other than in connection with any road show or other marketing of the offering of Securities, the Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Shares which would be required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act if applicable to the Company which have not been so disclosed in the Registration Statement.

(I) Other than as contemplated by this Agreement, the Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(m) During the Prospectus Delivery Period, the Company will file with the Commission such periodic and special reports as required by the Rules and Regulations and with the Canadian securities regulatory authorities such continuous disclosure documents as required by Canadian Securities Laws.

(n) The Company will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act and under Canadian Securities Laws is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms and applicable Canadian Securities Laws, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and its principal financial officer, or persons  performing  similar  functions,  as appropriate  to  allow  timely  decisions  regarding  required disclosure, to ensure that material information relating to the Company is made known to them by others within those entities.

(o)  The Company will comply with all applicable provisions of the Sarbanes-Oxley Act.

(p) The Company represents and agrees that, unless it obtains or obtained the prior written consent of the Underwriter, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Company and the Underwriter is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Underwriter represents and agrees that, unless it obtains or obtained the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission.

(q) Following completion of the Company's fiscal year ending December 31, 2014, the Company shall make a determination as to whether it was a "passive foreign investment company" within the meaning of Section 1297(a) of the Code, for the preceding fiscal year, including any qualifications, and the Company shall promptly report such determination in the next filing of an annual report with the SEC. If the Company has determined that it was a "passive foreign investment company" during such fiscal year, if requested by a shareholder, the Company shall provide such shareholder with the necessary information to make a "qualified electing fund" election as defined under the Code; provided, however, that nothing in this Section 4Cr) shall be interpreted as an undertaking to not qualify as a "passive foreign investment company."

5. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such closing date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Company is relying upon the rules and procedures established pursuant to the Canadian Shelf Procedures. The Canadian Preliminary Base Prospectus and the Canadian Base Prospectus have been filed with the Qualifying Authorities and a Passport Decision Document has been issued relating to the Canadian Preliminary Base Prospectus and the Canadian Base Prospectus, respectively, and has not been revoked. The Canadian Final Prospectus Supplement shall have been filed with the Reviewing Authority within the applicable time period prescribed hereby and in accordance with the Canadian Shelf Procedures; all other steps or proceedings shall have been taken that may be necessary in order to qualify the Securities for distribution in accordance with the terms of this Agreement; and no order suspending the distribution of the Securities shall have been issued by any of the Qualifying Authorities and no proceedings for that purpose shall have been instituted or threatened, and any request on the part of any Qualifying Authority for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter.

(b) The Company shall have filed the U.S. Final Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus required to be filed under the Securities Act or the Rules and Regulations with the Commission in accordance with General Instruction 11.L of Form F-10 or as otherwise required and within the time period so required; the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Upsizing Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the U.S. Final Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the U.S. Final Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter.

(c) The Underwriter shall not have reasonably determined and advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto, or the Canadian Final Prospectus, contains an untrue statement of a material fact which, in the opinion of counsel to the Underwriter, is material or omits to  state a material fact which, in the opinion of counsel to the Underwriter, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Final Prospectuses, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in the opinion of counsel to the Underwriter, is material, or omits to state a fact which, in the opinion of counsel to the Underwriter,  is material and is required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(d) Except as contemplated in the Time of Sale Disclosure Package and in the Final Prospectuses, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding Common Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-tenn or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company, or any Material Adverse Change or any development reasonably likely to result in a Material Adverse Change (whether or not arising in the ordinary course of business), that, in the judgment of the Underwriter, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the U.S. Final Prospectus.

(e) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriter, the opinion of Farris, Vaughan, Wills & Murphy LLP, Canadian counsel for the Company, dated such closing date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(t) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriter, the opinion of Dorsey & Whitney LLP, U.S. counsel for the Company, dated such closing date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(g) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriter, the opinion of Viksnins, Harris & Padys PLLP, intellectual property counsel for the Company, dated such closing date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(h) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriter, the opinion of Kilpatrick Townsend & Stockton LLP, intellectual property counsel for the Company, dated such closing date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(i) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriter, the negative assurance letter of Goodwin Procter LLP, counsel for the Underwriter,  dated such closing date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(j) On the date of this Agreement, the First Closing Date and the Second Closing Date, as the case may be, the Underwriter shall have received a letter of KPMG LLP, dated such date and addressed to the Underwriter, confirming that they are independent public accountants within the meaning of the Securities Act, are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, are in good standing with the Canadian Public Accountability Board and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to the Underwriter· concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on the First Closing Date and the Second Closing Date, as the case may be, shall be to confirm the conclusions and findings set forth in such prior letter.

(k) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriter, a certificate, dated such closing date and addressed to the Underwriter, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such closing date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such closing date;·

(ii) No stop order, cease trade order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale under Canadian Securities Laws, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Final Prospectuses or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to their knowledge, is contemplated or threatened by the Commission, any Qualifying Authority or any state, provincial or regulatory body; and

(iii) The signers of said certificate have carefully examined the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectuses, and any amendments thereof or supplements thereto,. and

(A) the Registration Statement, or any amendment thereof, does not contain and did not contain when such part of the Registration Statement, or any amendment thereof, became effective, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that such statement shall not apply to statements in or omissions from the Registration Statement, or any amendment thereof, based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, and the Final Prospectuses, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of material fact or omit to state and did not omit to state as of its date or the time of first use within the meaning of the Rules and Regulations a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements in or omissions from the Final Prospectuses, as amended or supplemented, based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein,

(B) At the time of filing thereof with the applicable Qualifying Authorities and at the First Closing Date and the Second Closing Date, the Canadian Preliminary Prospectus and the Canadian Final Prospectus (and any further amendments or supplements thereto, including any Supplementary Material) constituted and will constitute full, true and plain disclosure of all material facts relating to the Securities and the Company and its Subsidiaries, taken as a whole, and did not and will not contain a misrepresentation, as defined under Canadian Securities Laws, and did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(C) neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the  statements therein, in the light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements in or omissions from the Time of Sale Disclosure Package or any Individual Limited-Use Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein,

(D) since the Time of Sale there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth,

(E) subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package and Final Prospectuses, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Time of Sale Disclosure Package and in the Final Prospectuses, there has not been any change in the share capital (other than a change in the number of outstanding Common Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short term or long term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company (other than issuances of options under the Company's existing stock option plans) or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), and

(F) except as stated in the Registration Statement, the Time of Sale Disclosure Package and in the Final Prospectuses, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which could reasonably be expected to result in any Material Adverse Change.

(1)	The Underwriter shall have received all the Lock-Up Agreements referenced in Section 4(j).

(m) At the First Closing Date, the Securities shall have been duly listed for quotation or trading on the NASDAQ and the TSX (subject only to customary post-closing document delivery requirements).

(n) On the First Closing Date and the Second Closing Date, as the case may be, there shall have been furnished to the Underwriter, a certificate, dated such closing date and addressed to the Underwriter, signed by the chief financial officer of the Company.

(o) The Underwriter shall have received on the First Closing Date a certificate of the secretary of the Company.

(p) The Underwriter shall not have received any unresolved  objection from FINRA as to the fairness and reasonableness of the amount of compensation allowable or payable to the Underwriter in connection with the issuance and sale of the Securities.

Prior to the First Closing Date and the Second Closing Date, if applicable, the Underwriter shall have received such further certificates and documentation from the Company as may be contemplated herein as the Underwriter or counsel to the Underwriter may reasonably request; provided, however, that the Underwriter or counsel to the Underwriter shall request any such certificates or other documents within a reasonable period prior to the First Closing Date or Second Closing Date,  as applicable, that is sufficient for the Company to obtain and deliver such certificates or documents, and in any event, at least two (2) Business Days prior to the First Closing Date or Second Closing Date, as applicable. The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and other documents as the Underwriter shall reasonably request.

6.	Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Securities Act, Canadian Securities Laws or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectuses, the Time of Sale Disclosure Package, the Final Prospectuses, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to investors by, at the instruction of, the Company in connection with the marketing of the offering of the Common Shares ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, with respect only to any Preliminary Prospectus, the Time of Sale Disclosure Package, the Final Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or Marketing Materials, in light of the circumstances under which they were made, not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectuses, the Time of Sale Disclosure Package, the Final Prospectuses, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with information provided in writing to the Company by the Underwriter specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 6(f). To the extent that any reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment.

(b) The Underwriter will indemnify and hold harmless the Company, its affiliates, directors and officers and each person, if any, who controls the Company within the meaning  of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act, Canadian Securities Laws or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectuses, the Time of Sale Disclosure Package, the Final Prospectuses, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectuses, the Time of Sale Disclosure Package, the Final Prospectuses, or any such amendment or supplement, or any Issuer Free Writing Prospectus in reliance upon and in conformity with information provided in writing to the Company by the Underwriter specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as  such  in Section 6(f), and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Section 6(a) or 6(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the judgment of counsel to the Underwriter, it is advisable for the Underwriter to be represented by separate counsel, the Underwriter shall collectively have the right to employ a single counsel (in addition to local counsel) to represent the Underwriter who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriter under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriter as incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any  pending or threatened proceeding unless such settlement includes  an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6(a) or 6(b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the U.S. Final Prospectus.   The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation  or by any other method  of allocation which  does not take account of the equitable considerations referred to in the first sentence of this Section 6(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(d) shall be  deemed  to  include  any legal or other expenses reasonably  incurred  by  such · indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6(d). Notwithstanding the provisions of this Section 6(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue  statement  or  omission   or  alleged   omission.No   person   guilty  of  fraudulent misrepresentation  (within  the  meaning  of  Section 11(f) of the  Securities  Act)  shall  be  entitled  to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Securities Act; and the obligations  of  the  Underwriter  under  this  Section 6  shall  be  in  addition  to  any  liability  that  the

Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f)  The Underwriter confirms and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriter set forth in the first paragraph under the caption "Underwriting - Commissions and Discounts", the paragraph under the caption "Underwriting - Passive Market Making" and the paragraphs under the caption "Underwriting - Short Sales, Stabilizing Transactions and Penalty Bids" in the Time of Sale Disclosure Package and in the Final Prospectuses are correct and constitute the only information concerning the Underwriter furnished in writing to the Company by the Underwriter specifically for use in the Registration Statement, any Preliminary Prospectuses, the Time of Sale Disclosure Package, the Final Prospectuses or any Issuer Free Writing  Prospectus.

7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including but not limited to the agreements of the Underwriter and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriter hereunder.

8.	Termination of this Agreement.

(a) The Underwriter shall have the right to terminate this Agreement  by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such closing date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriter's obligations hereunder is not fulfilled, (iii) trading on the NASDAQ or TSX, shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ or TSX, by such Exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (v) a banking moratorium shall have been declared by U.S. federal, Canadian federal or state authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities, any change in financial markets or any calamity or crisis that, in the Underwriter's judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective and shall survive such termination.

(b) If the Underwriter elects to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly by the Underwriter by telephone, confirmed by letter.

9. Default by the Company. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of the Underwriter or, except as provided in Section 4(g) and Section 6 hereof, any non-defaulting party. No action taken pursuant to this Section 9 shall relieve the Company from liability, if any, in respect of such default.

10. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriter, shall be mailed or delivered to Leerink Partners LLC, One Federal Street, 37th Floor, Boston, Massachusetts 021 10, Attention: Legal Department (facsimile: (714) 755- 8290), with a copy to Syndicate (facsimile: (617) 918-4900); and if to the Company, shall be mailed or delivered to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such communications shall take effect upon receipt thereof. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11. Agent for Service; Submission to Jurisdiction; Waiver of Immunities, By the execution and delivery of this Agreement, the Company (a) acknowledges that it has, by separate written instrument, irrevocably designated and appointed National Registered Agents, Inc. (or any successor) (together with any successor, the "Agent/or Service"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any U.S. federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (b) submits to the jurisdiction of any New York state or U.S. federal court located in the Borough of Manhattan, the City of New York, New York, in any suit or proceeding arising out of or related to this Agreement, and

(c) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to National Registered Agents, Inc. at 1780 Barnes Blvd. S.W., Bldg. G, Tumwater, Washington 98512-0410), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from the Underwriter.

13.  Absence of Fiduciary Relationship.  The Company  acknowledges  and agrees that: (a) the Underwriter has been retained solely to act as underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter has advised or is advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Underwriter and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriter and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

16. General Provisions This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us, and upon the acceptance hereof by the Underwriter, this Agreement and such acceptance hereof shall constitute a binding agreement between the Underwriter and the Company.

Very truly yours,

TEKMIRA PHARMACEUTICALS CORPORATION

Per: /s/ Mark J. Murray
Mark J. Murray, President and CEO

Accepted as of the date hereof at San Francisco, California:

LEERINK PARTNERS LLC

By: Per: /s/ Bryan Giraudo
Title: Managing Director

Execution Version

SCHEDULE I

Pricing Information

Number of Firm Shares to be Issued:  2,125,000

Offering Price:  US$28.50 per share

Underwriting Discounts and Commissions: 6.0%

Number of Option Shares:  318,750

SCHEDULE II

Issuer General Free Writing Prospectuses

None.

Execution Version

SCHEDULE III

Officers and Directors Subject to Lockup

Bruce Cousins
Mark J. Murray
Mark Kowalski
Michael Abrams
Kenneth Galbraith
Donald Jewell
Frank Karbe
Daniel Kisner
Peggy Phillips
Ian MacLachlan
Hector  MacKay-Dunn

EXHIBIT A

Form of Lockup Agreement

March _, 2014

Leerink Partners LLC
One Federal Street, 37th Floor
Boston, Massachusetts 02110
Re: Offering of Common Shares of Tekmira Phannaceuticals Corporation Ladies and Gentlemen:

The undersigned understands that you, as underwriter (the "Underwriter"), propose to enter into an Underwriting Agreement with Tekmira Pharmaceuticals Corporation, a British Columbia corporation (the "Company"), providing for an offering of common shares (the "Shares"), without par value, of the Company (the "Common Shares"), pursuant to a Registration Statement on Form F-10 filed with the Securities and Exchange Commission (the "SEC').

In consideration of the agreement by the Underwriter to offer and sell the Shares, and of other good and valuable consideration, the receipt and sufficiency of which  is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the "Lock-Up Periotf '), the undersigned will not offer, sell, contract to sell, pledge (except a pledge for the benefit of the Company pursuant to an agreement entered or to be entered into between the Company and the undersigned), grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, atty Common Shares of the Company, or any options or warrants to purchase any Common Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Common Shares of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"); provided, however, that during the Lock-Up Period, the undersigned shall be permitted to exercise any options or warrants to purchase common shares of the Company that the undersigned owns directly (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (the "Convertible Securities"), provided that any such shares issued upon exercise of such Convertible Securities shall continue to be subject to the applicable provisions of this Lock-Up Agreement. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Undersigned's Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned's Shares (regardless of whether any of the transactions described herein is to be settled by delivery of Common Shares of the Company, or such other securities, in cash or otherwise). Further, the undersigned agrees not to make any demand for, or exercise any right with respect to, the registration of any Common Shares of the Company or securities convertible into or exercisable or exchangeable for Common Shares of the Company during the Lock-Up Period.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 90 days after the offering date set forth on the final prospectus used to sell the Shares (the "Offering Date") pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Underwriter waives, in writing, such extension.

The undersigned hereby acknowledges that the Company intends to agree in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) pursuant to a bonafide take-over bid made to all holders of common shares of the Company or similar acquisition transaction provided that in the event that the take-over or acquisition transaction is not completed, any securities shall remain subject to the restrictions contained in this Lock-Up Agreement; (ii) as a bonafide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Underwriter. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii) or (iv) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances and claims whatsoever. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.·

The undersigned understands that the Company and the Underwriter are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned hereby represents and warrants that it has full power and authority to enter into this Lock-Up Agreement and that upon request, the undersigned will execute any additional documents reasonably necessary or desirable in connection with the enforcement hereof. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement shall lapse and become null and void upon notice from the Company to the Underwriter that the Company does not intend to proceed with the offering or wishes to terminate the engagement of the Underwriter as underwriter of the offering.

Very truly yours,

___________________________
Exact Name of Shareholder

___________________________
Authorized  Signature

___________________________
Title